SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 27, 1999



                            BUTLER NATIONAL CORPORATION
              (Exact name of Registrant as specified in its charter)

       Delaware                      0-1678                     41-0834293
(State of incorporation)     (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)



                  19920 West 161st Street, Olathe, Kansas  66062
                  (Address of Principal Executive Office)(Zip Code)

      Registrant's telephone number, including area code:  (913) 780-9595

   Former Name, former address and former fiscal year if changed since last report:

   Not Applicable

Item 5.  Other events.


          Butler National Corporation reported that on July 27, 1999, the Company issued a press release regarding the settlement of affairs of discontinued food distribution subsidiary, RF, Inc. See exhibit 99.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

          On July 27, 1999, the Company reported the status of the $1,000 Series B 6% Cumulative Convertible Preferred Stock since the original issues in 1996 and 1997. The Company issued a face value of $1,250,000 of Convertible Debentures and $1,500,000 of Convertible Preferred Stock. As of July 27, 1999, the outstanding face values are $618,000 and $551,000 respectively. Shares of common stock issued are 904,832 and 3,170,185 respectively (See Table 1). The shares were issued to accredited investors. The transactions were executed in reliance upon the exemption from registration afforded by Regulation S as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

Table 1.


CLASS B CONVERTIBLE PREFERRED:

                                                            Shares of
                                    Date     Face Value     Comm Issued
Original Issue                      Dec-97   $1,500,000
Total Class B Conv Pref Issued               $1,500,000

Converted to Common Stock                      (715,000)    1,389,099
  through May 21, 1998

Balance outstanding May 21, 1998:            $  785,000     1,389,099

Converted after May 21, 1998:
  through April 30, 1999                       ( 92,000)      617,956

Balance at April 30, 1999                    $  693,000     2,007,055

Converted April 30, 1999
  through May 17, 1999                         ( 60,000)      434,782

Balance at May 17, 1999                      $  633,000     2,441,837

Converted May 17, 1999
  through July 27, 1999                         (82,000)      728,348

Balance at July 27, 1999                     $  551,000     3,170,185


CONVERTIBLE DEBENTURE

Original Issue                    Jun-96     $  750,000
                                  Nov-96        500,000

Total conv. deb.                              1,250,000

Converted to Common Stock
  through May 21, 1998                         (600,000)     737,992

Balance outstanding May 21, 1998            $   650,000      737,992

Converted after May 21, 1998:
  through April 30, 1999                           -            -

Balance at April 30, 1999                   $   650,000      737,992

Converted April 30, 1999
  through May 17, 1999                         ( 32,000)     166,840

Balance at May 17, 1999                     $   618,000      904,832

Converted May 17, 1999
  through July 27, 1999                            -            -

Balance at July 27, 1999                    $   618,000      904,832


TOTAL CLASS B CONV. PREFERRED AND CONVERTIBLE DEBENTURE

Original Issue                    Jun-96    $   750,000
                                  Nov-96        500,000
                                  Dec-97      1,500,000
Total Issued                                $ 2,750,000

Total Converted to Common Stock
  through May 21, 1998                       (1,315,000)   2,127,091

Total balance outstanding May 21, 1998      $ 1,435,000    2,127,091

Total Converted after May 21, 1998
  through April 30, 1999                    $   (92,000)     617,956

Total balance at April 30, 1999             $ 1,343,000    2,745,047

Total Converted April 30, 1999
  through May 17, 1999                          (92,000)     601,622

Total Balance at May 17, 1999               $ 1,251,000    3,346,669

Total Converted May 17, 1999
  through July 27, 1999                     $    82,000      728,348

Total Balance at July 27, 1999              $ 1,169,000    4,075,017


                                  Signatures


Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                      Butler National Corporation
                                              (Registrant)



July 27, 1999                             /S/Clark D. Stewart
   (Date)                                 Clark D. Stewart, President
                                          and Chief Executive Officer


July 27, 1999                             /S/Robert E. Leisure
   (Date)                                 Robert E. Leisure
                                          Chief Financial Officer